THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 1995

COMMON STOCKS   84.34%
                                                        Market
     Shares                                             Value
          BASIC MATERIALS   5.52%
      3,000    Barrick Gold Corp.                       $  79,125
    180,000+   Federation Resources                        26,795
     10,000+   ICC Technologies Inc.                      108,750
     10,000+   International Precious Metals Corp.         27,188
     10,000+   Jilin Chemical Ind.                        215,000
     10,000+   Northwest Pipe Co.                          110,00
      3,000    Nucor Corp.                                171,375
     35,800+   Paget Mining Ltd.                           11,191
     10,000+   Repap Enterprises Inc.                      43,750
                                                          793,174

          CAPITAL GOODS  11.83%
      1,500    Boeing Co.                                 117,563
     70,000+   Flow Intl. Corp.                           647,500
     10,000+   Groupo Mexicano Desarollo ADR               26,250
      1,000    Hewlett Packard Co.                         83,750
      9,000    Measurex Corp.                             254,250
     15,000+   Micro Component Technology                 101,250
      6,000    Pall Corp.                                 161,250
      2,000+   Read-Rite Corp.                             46,375
     40,000+   Stevens Graphics Series A                  175,000
      5,000+   Video Sentry Corp.                          37,500
      2,000+   Zygo Corp.                                  50,000
                                                        1,700,688

          CONSUMER - CYCLICAL   6.23%
     10,016    Aura Systems Inc.                           56,653
     10,000+   Brio Industries Inc.                        31,875
      5,775+   CAI Wireless Systems Inc.                   55,223
      2,000    CCH Inc. CL B                              110,625
      4,000    Home Depot Inc.                            191,500
      2,000    McDonalds Corp.                             90,250
      4,000+   Office Depot Inc.                           79,000
     10,000+   Shuffle Master Inc.                        118,750
      1,500    Singer Co.                                  41,812
      1,500    Tiffany & Co.                               75,563
      2,000    Wal-Mart Stores Inc.                        44,750
                                                          896,001

          CONSUMER-NON-CYCLICAL   18.14%
      2,500    Abbott Labs.                               104,375
     20,000+   Alza Corp.                                 495,000
      2,000+   Amgen Inc.                                 118,625
      5,000    Amway Japan Ltd. ADR                       104,375
     10,000+   B A B Holdings, Inc.                        56,250
     30,000+   Bio Technology General Corp.               137,812
      5,000+   Biochem Pharm. Inc.                        200,625
      1,000+   Boston Scientific Corp.                     49,000
      5,000+   Centocor Inc.                              155,000
      2,000    Columbia/HCA Healthcare Corp.              101,500
      4,000+   Genzyme Corp.                              249,000
      3,000+   Healthcare Compare Corp.                   131,062
      3,000+   Heart Technology Inc.                       98,063
      5,000+   Immulogic Pharm. Corp.                      95,313
      5,000+   Medimmune Inc.                              99,375
      1,859    Merck & Co.                                122,229
      1,000+   PDT Inc.                                    49,625
     40,000+   Ribi Immunechem Res. Inc.                  242,500
                                                        2,609,729




COMMON STOCKS (continued)
                                                         Market
     Shares                                               Value
          DIVERSIFIED   1.20%
    510,000+   International UNP Holdings Ltd.         $  172,290

          ENERGY   5.15%
      2,000+   Basic Petroleum Int. Ltd                    49,000
     10,000    Parker & Parsley Petroleum Co.             220,000
     10,000+   Petroleum Geo Service ADR                  250,000
      5,000+   Tipperary Corp.                             24,375
      3,000+   United Meridian Corp.                       52,125
      5,000    Unocal Corp                                145,625
                                                          741,125

          REAL ESTATE   0.76%
      5,000    New Plan Realty Trust                      109,375

          SERVICES   8.84%
      7,500+   ADT Limited                                112,500
      5,000+   Cerner Corporation                         102,500
      2,000    Cintas Corp.                                89,500
     50,000+   Executive Telecard Ltd                     293,750
      3,171    First Data Corp.                           212,061
      4,000+   Inference Corp. "A"                         75,000
     10,000    Renaissance Solutions Inc.                 137,500
     25,750+   Strategic Distribution Inc.                201,172
      3,000    Youth Sevices Intl. Inc.                    47,625
                                                        1,271,608

          TECHNOLOGY   26.67%
      5,000+   Adaptec Corp.                              205,000
      5,000    Adobe Systems Inc.                         310,625
      5,000+   Analog Devices Inc.                        176,875
      5,000+   Data Works Corp.                            63,125
      5,000+   Datalogix Intl. Inc.                        62,188
      5,000+   Digital Equipment Corp.                    320,625
     75,000+   Executone Info. Systems                    178,125
      2,000    GTE Corp.                                   88,000
     10,000+   Harbinger Corp.                            232,500
      5,000+   Mattson Technology, Inc.                    78,750
      2,000+   Microsoft Corp                             175,625
      4,010+   Millicom Int'l. Cellular S.A.              122,806
     12,000+   Mobile Telecom Tech. Corp.                 256,500
     12,000+   Netstar Inc..                              225,000
     10,000+   Novadigm Inc.                              282,500
      6,000+   Octel Communications Corp.                 193,875
      1,500+   Oracle Corp.                                63,562
      2,500+   Parametric Technologies                    165,937
     16,998+   Rational Software Corp.                    382,455
     20,000+   Vitesse Semi-Conductor Corp.               252,500
                                                        3,836,573


See notes to financial statements




THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 1995

COMMON STOCKS (continued)
                                                         Market
     Shares                                               Value
          WARRANTS   0.00%
        875+   American Satellite Network Inc.         $        0

          TOTAL COMMON STOCKS                          12,130,563
          (Cost $9,464,678)

          PREFERRED STOCKS   2.03%
      7,500    Liposome Convertible $1.93
          (Cost $135,000)                                 292,500


BONDS   11.76%
     Principal                                            Market
      Value                                                Value

          CONVERTIBLE SUBORDINATED BONDS   11.76%
   $200,000    Air & Water Technologies 8.00%
                  05/15/2015                              170,000
     50,000    Baby Superstores Inc. Sub. Notes 4.875%
                  10/01/2000                               58,563
    400,000+   Bonneville Pacific Corp. 7.75%
                  08/15/2009                              112,000
     50,000    Browning Ferris Industries 6.25%
                  08/15/2012                               49,875
    300,000    Centocor 7.25% 02/01/2001                  353,625
    500,000    Executone 7.50% 03/15/2011                 425,000
    100,000    IMC Global Inc. 6.25% 12/01/2001           127,875
    100,000    Seagate Technologies 6.75% 05/01/2012      117,250
    300,000    VLSI Technology Inc. 8.25% 10/01/2005      276,750

          TOTAL BONDS
          (Cost $1,173,254)                             1,690,938

          TOTAL INVESTMENTS                98.13%
          (Cost $10,772,932)                           14,114,001

          OTHER ASSETS LESS LIABILITIES     1.87%         268,787

          TOTAL NET ASSETS                100.00%    $ 14,382,788


(1) Federal Tax Information: At December 31, 1995 the net unrealized appreciation based on cost for Federal Income tax purposes of $10,782,231 was as follows:

        Aggregate gross unrealized appreciation for all investments
        in which there was an excess of value over cost             $3,913,001

        Aggregate gross unrealized depreciation for all investments
        in which there was an excess of cost over value               (581,213)

        Net realized appreciation                                  $ 3,331,788

+ Non-income producing security.


THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:
Investments in securities, at value
   (cost $10,772,932)  (Note 1)                      $ 14,114,001
Cash                                                       16,780
Receivables:
     Investment securities sold         $ 247,531
     Fund shares sold                      92,487
     Interest and dividends                45,820
                                                          385,838
Other assets                                                1,218
     Total Assets                                      14,517,837

LIABILITIES:
Payables:
     Investment securities purchased      117,623
     Fund shares redeemed                   8,100
     Investment adviser fee                 4,984
     Other payables and accrued
          expenses                          8,400
          Total Liabilities                               135,049
               Net Assets                            $ 14,382,788

Net Assets Consist of:
     Capital stock at par value                        $1,757,108
     Additional paid in capital                         9,244,935
     Unrealized appreciation on
          investments                                   3,341,069
     Accumulated net realized
          gains                                            39,676
               Net Assets                             $14,382,788

Net asset value and
     redemption price per share
     ($14,382,788/1,757,108 shares
     of capital stock outstanding)
     (Note 4)                                               $8.19

Maximum offering price per share
     (100/96 of $8.19)                                      $8.53


See notes to financial statements

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

INVESTMENT INCOME:
Income:
     Dividends                                           $ 57,590
     Interest                                             134,951
Total income                                              192,541

Expenses:
     Investment adviser fees
       (Note 3)                          $ 95,114
     Transfer agent fees and
          dividend paying expenses         28,126
     Custodian fees                        16,352
     Accounting services                   45,325
     Reports to shareholders               11,244
     Professional fees                     23,686
     Directors fees and expenses           18,926
     Registration fees                      7,095
     Miscellaneous                         10,864
     Total Expenses                       256,732
Less:
     Reimbursed expenses
          (Note 3)                        (15,425)
          Net expenses                                    241,307
          Net investment loss                             (48,766)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 1)
Net realized gains from
     investment transactions                            2,612,789
Net increase in unrealized
     appreciation of investments                        1,347,456
Net gains on investments                                3,960,245
Net increase in net assets
     resulting from operations                         $3,911,479



THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
For the year ended December 31, 1995

                                       For the              For the
                                       year ended           year ended
                                       December 31,         December 31,
                                       1995 1994
Net investment loss                    $   (48,766)         $  (34,206)
Net realized gains from
     investment transactions             2,612,789             336,635
Net increase (decrease) in unrealized
     appreciation of investments         1,347,456            (842,329)
Net increase (decrease) in net assets
     resulting from operations           3,911,479            (539,900)
Distributions to shareholders
     from:
Net realized gains from
     investment transactions
     ($1.80 and .21 per share,
     respectively)                      (2,567,131)           (304,072)
Net capital share transactions
     (Note 4)                            1,958,367             363,436
Total increase (decrease)
     in net assets                       3,302,715            (480,536)

NET ASSETS:
Beginning of year                       11,080,073          11,560,609

End of year                           $ 14,382,788        $ 11,080,073



See notes to financial statements

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995


(1) Summary of significant accounting policies:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) Securities Valuations - The value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. At December 31, 1995, the Fund held a security for which a market quotation was not readily available and which was valued in good faith by the Board of Directors. This security had a value of $112,000 representing 0.78% of the Fund s net assets.

(B) Federal Income Taxes - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) Other - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1995 the Fund reclassified the net investment loss of $48,766 to additional paid-in capital.

(2) Purchases and sales securities:
Purchases and sales of investment securities, during the year ended December 31, 1995 aggregated $17,774,682 and $18,649,409, respectively.

(3) Investment advisory fees and other:
The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,00,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

For the year ended December 31, 1995, Wall Street Management Corporation (WSMC) earned investment advisory fees of $95,114 and reimbursed the Fund $15,425 for expenses.

The adviser also serves as the Fund s principal underwriter. For the year ended December 31, 1995, WSMC received $538 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

The Fund has arranged for American Data Services, Inc., of which the Fund s Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $73,451 for the year ended December 31, 1995.

Morse, Williams & Co., Inc. (MWC), 100% owner of WSMC, performs administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the year ended December 31, 1995, no remuneration was paid by the Fund to MWC.

(4) Capital stock:
At December 31, 1995 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1995 and the year ended December 31, 1994 were as follows:


                               1995                    1994
                         Shares    Amount       Shares     Amount
Shares sold               40,412    $ 347,329    162,756   $ 1,205,812
Shares issued for
     reinvestment of
     distribution from
     realized gains      320,091    2,432,692     39,767       281,949
Shares redeemed          (95,787)    (821,654)  (150,224)   (1,124,325)
Net  increase            264,716  $ 1,958,367     52,299     $ 363,436


FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each year)


                                          Year Ended December 31,
                                              1995   1994   1993   1992   1991
Net asset value, beginning of year          $ 7.42   $ 8.03   $ 7.60   $ 7.27   $ 5.54

Income from investment operations
Net investment income (loss)                 (0.03)   (0.02)   (0.02)    0.01     0.03
Net realized and unrealized gains (losses)
     on investments                           2.60    (0.38)    1.00     0.54     2.95
Total from investment operations              2.57    (0.40)    0.98     0.55     2.98

Less distributions
Dividends from net investment income          0.00     0.00     0.00    (0.01    (0.03)
Distribution from realized gains
     from security transactions              (1.80)   (0.21)   (0.55)   (0.21)   (1.21)
Return of capital distribution                0.00     0.00     0.00     0.00    (0.01)
Total distributions                          (1.80)   (0.21)   (0.55)   (0.22)   (1.25)

Net asset value, end of year                $ 8.19   $ 7.42   $ 8.03   $ 7.60   $ 7.27

Total return**                               36.50%   (4.86%)  13.17%    7.61%   54.36%

Ratios/supplemental data
Net assets, end of year (in 000's)          14,383   11,080   11,561   11,202   11,032
Ratio of expenses to average net assets      2.02%     2.12%   2.04%     2.15%    2.10%
Ratio of expenses to average net assets,
   net of reimbursement                      1.90%     1.96%   1.96%     1.97%    1.98%
Ratio of net investment income (loss) to
   average net assets                       (0.50%)   (0.47%) (0.31%)   (0.08%)   0.30%
Ratio of net investment income (loss)
     to average net assets,
   net of reimbursement                     (0.38%)   (0.31%) (0.23%)    0.09%    0.43%
Portfolio turnover rate                    143.27%    89.01% 107.22%   112.47%  159.52%


**Excluding sales charge.


See notes to financial statements




REPORT OF INDEPENDENT ACCOUNTANTS
To The Shareholders and Board of Directors of
The Wall Street Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Wall Street Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
New York, New York
February 26, 1996

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1995

NEW POSITIONS
Adaptec Inc., BAB Holdings, Inc., Barrick Gold Corp., Basic Petroleum Intl. Ltd., Biochem Pharma Inc., Bio Technology General Corp., Boeing Co., Brio Industries Inc., Broadway & Seymour Co., Columbia Healthcare Corp., Datalogix International, Data Works, Digital Equipment Corp., GTE Corp., Harbinger Corp., ICC Technologies Inc., Inference Corp. "A", Jilin Chemical Ind., Mattson Technology, Inc., McDonalds Corp., Measurex Corp., Micro Component Technology, Netstar, Inc., New Plan Realty Trust, Northwest Pipe Co., Novadigm Inc., PDT Inc., Renaissance Solutions Inc., Repap Enterprises Inc. Common, Shuffle
Master Inc., United Meridian, Youth Services Intl. Inc., Zygo Corp.
BONDS: VLSI Technology Inc. 8.25% 10/01/2005.

ELIMINATIONS
Acclaim Entertainment Inc., Actava Group Inc., Aflac Inc., Alantec Corp., American Express Co., American Telecasting, Apple Computer Inc., Applied Matls Inc., Banco Latino Americano, Bay Networks Inc., Cable & Wireless ADR,
Capstead Mortgage, Cephalon Inc., Chiron Corp., Chronimed Inc., Commnet Cellular Inc., Davidson & Assoc. Inc., Dialogic Corp., Digital Sound Corp., Dresser Industries, DSC Communications Corp., Elsag Bailey NV, Epic Design Technology Inc., Exabyte Corp., Flir Systems Inc., Genetic Therapy Inc.,
 General Motors Corp. Class H, Genzyme Tissue Repair, GRC International Inc., Hong Kong "ADR" Telecommunications, IBAH Inc., IDB Communications, Information Resource Engr. Inc. Pfd. Conv. 9%, Intel Corp., Intelcom Group Inc., Intersolv Inc., Kenetech Corp., Marcam Corp., Mariner Health Co., Molten Metal Technology Inc., Network General Corp., Novell Inc., Pacific Physician Services Inc., Peoples Choice T.V. Corp., Pfizer Inc., Picturetel Corp., Schulman A Inc., Seitel Inc., Sequent Computer Systems Inc., Shanghai Petro. ADR, Softdesk Inc., Solectron Corp., Somatix Therapies Corp., Sony Corp. ADR, Storage Technology Corp., Synopsys Inc., Target Therapeutic, United International Holdings Inc. Cl. A, Ventritex Inc., Vical Inc., VLSI Technology, Wandel & Goltermann Tech., Walhalla Mining Co., Watts Industries Inc., Wisconsin Pharm. BONDS: Cellular Inc. 6.75% 7/15/2009, Glyco Medical 7.50% 01/01/2003, VLSI Technology
Inc. 7.00% 05/01/2012.


This report is not to be construed as an offering for the sale of The
Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.





The maximum initial sales charge payable on an investment in the Fund was 5.50% at December 31, 1985. At public offering price of $10,000, the net investment in the Fund would be $9,450, assuming no waiver or reduction of sales charges. Currently, the maximum sales charge is 4.0%. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




MANAGEMENTS DISCUSSION OF
FUND PERFORMANCE
The Fund's broad diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1995. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.

Throughout 1995 interest rates declined steadily from the previous years high levels which positively effected the prices of the Fund's equity investments. Market prices for your Fund's investments generally increased due to strong corporate earnings. During the first half of the year your Fund's net asset value per share increased 16.71%. During the second half of 1995, including a capital gain distribution of $1.80 per share, the net asset value per share rose 16.97%.

Dear Fellow Shareholders:
As the performance numbers indicate, 1995 was a vintage year for your Fund. We enjoyed a total return of +36.5% for the year as reported by CDA/Weisenberger Mutual Fund reports. Since December 31, 1990, we have had an average annual total return of better than 19% through December 31, 1995. Your Fund is now top ranked "A" by Lipper Analytical Services, Inc. for five year performance as reported in the Wall Street Journal.

The year 1995 was good for U.S. investors across the board. The S&P 500 total return was +37.5%. The smaller capitalization index, the Russell 2000, was +28.5% and the intermediate Lehman Govern-ment/Corporate bond index was +15.3%.

Looking ahead to 1996, we believe real GDP growth in the U.S. is likely to be 2.5% to 3%, in line with the long term non-inflationary growth rate after a weak first quarter. The balanced budget argument in Washington and the unsettled state of Government Funding along with the impact of the Blizzard of 1996 in the Northeast U.S., is likely to hold down real GDP growth to near-anemic levels in the first quarter of the new year. After a resolution of the budget issue and better weather, real growth should turn up. Growth should be aided by the Federal Reserve as they lower short term interest rates to bring them more in line with inflation which is expected to remain in the 2% to 3% range.

While equities had excellent returns last year, the new year, after early weakness, also may be a pretty good year. Valuation levels as measured, for instance, by price earnings ratios are not excessive for a low interest rate environment. While stocks performed well in 1995 the price earnings ratio of the market is about the same today as it was at the beginning of last year. Should interest rates stay low or go lower in the future, the price earnings ratios may actually shift upward. This upward revision in price earnings ratios may begin in 1996 and is something to look forward to over future years. If an upward shift in price earnings ratios is accompanied by strong earnings, stocks can perform very nicely.

For the markets, 1996 is likely to be a more erratic year than last year with an uncertain first half and second half strengthening. We expect good quality growth related investments to do well and provide returns in the low double digits with bond returns probably equal to their coupons. For those interested in historical patterns, it should be noted that in the last 110 years of market history, there are only four Presidential election years when stocks have declined.

In order to save shareholders expense, The Board of Directors has decided to hold shareholder meetings only when an event requires. Hence, no shareholder meeting in 1996 is anticipated. The Board is authorized to do this because the Fund is incorporated in Maryland and the corporate law has been amended to waive the requirement that investment companies, such as the Fund, hold a meeting of shareholders every year. This law was adopted so that investment companies and their shareholders would be spared the expenses otherwise incurred in holding routine annual meetings. The Board of Directors of the Fund has determined that no extraordinary events necessitate the holding of an annual meeting this year. In the event that a circumstance arises necessitating special shareholder approval such a meeting will be held.

Should you have any questions, please feel free to call me directly.

                           Sincerely,


                           /s/ Robert P. Morse
                           Robert P. Morse
                           President
January 31, 1996




DIRECTORS
John F. Carr, Emeritus
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
24 West Carver Street
Huntington, New York 11743


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1301 Avenue of the Americas
New York, New York 10019



THE WALL STREET FUND, INC.

ANNUAL REPORT

DECEMBER 31, 1995